23. OTHER LONG-TERM LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2018
Other Long-term Liabilities
Schedule of other long-term liabilities
As at December 31,	2018	2017
Deferred revenue(b)	$400,725	$323,709
Accrued benefit liabilities (Note 29)	32,235	40,065
Uncertain tax positions	175	175
Decommissioning liabilities(a)	2,043	1,590
Other	340	340
Other long-term liabilities	$435,518	$365,879

(a)	The current and long-term decommissioning liabilities on property and equipment were $3.1 million (December 31, 2017 — $2.8 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the year ended December 31, 2018, $0.1 million was recorded as interest expense (December 31, 2017 - $0.1 million) with $0.1 million decommissioning liabilities derecognized (December 31, 2017 - $nil). It is expected that the decommissioning liabilities will mature between 2019 and 2062.

(b)	Remaining performance obligations, which the Company also refers to as contract revenue backlog (“backlog”) represents the expected future revenue under existing customer contracts, includes both cancellable and non-cancellable contracts, and any deferred revenue that will be recognized in the future in respect to cash already received. The Company does not include revenue beyond the stated expiration of the contract regardless of potential for renewal.

Schedule of backlog to be recognised

The Company expects the backlog as at December 31, 2018 to be recognized as follows (in millions of Canadian dollars):

2019	2020	2021	2022	2023	Thereafter	Total
$759.0	$605.6	$504.3	$433.8	$380.2	$1,030.7	$3,713.6